UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2011

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139774	98-0550703
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

106 Cattlemen Road
Sarasota, Florida  34232
(Address of principal executive offices) (zip code)

941-751-6800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities
Item 8.01	Other Events

On December 15, 2011, the Registrant issued 25,840,006 shares of its common stock to 10 investors. The price paid per share was $.02.  The Company raised $516,800 through this sale of common stock.

In addition, the Registrant issued 9,309,994 shares of its common stock to two employees, including the Chief Executive Officer, in satisfaction of deferred compensation obligations totaling $186,199 .

On December 14, 2011, the closing price of the Registrant’s common stock was $.02.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.
Not applicable

(b)	Pro Forma financial information.
Not applicable

(c)	Shell company transactions
Not applicable

(d)	Exhibits

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Date: December 16, 2011	By:	/s/ Patricia C. Meringer
Patricia C. Meringer
Secretary

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